Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

Cayman Islands and British Virgin Islands (“BVI”)

Under the current laws of the Cayman Islands and BVI, the Company is not subject to tax on its income or capital gains. In addition, the Cayman Islands and BVI do not impose withholding tax on dividend payments.

PRC and Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, our subsidiaries established in Hong Kong are subject up to 16.5% progressive income tax on their taxable income generated from operations in Hong Kong. In addition, payments of dividends from our Hong Kong subsidiaries to us are not subject to any Hong Kong withholding tax.

Under the Law of the People’s Republic of China on Enterprise Income Tax (“EIT Law”), domestically-owned enterprises and foreign-invested enterprises are subject to a uniform tax rate of 25% on taxable income.

The tax expense comprises:

	Years Ended December 31,
	2021	2022	2023	2023
	RMB	RMB	RMB	USD

Current Tax	2,193,861	1,430,641	2,619,402	368,935
Deferred Tax	151,473	724,480	—	—
Total	2,345,334	2,155,121	2,619,402	368,935

Reconciliation between the statutory tax rate to income before income taxes and the actual provision for income taxes is as follows:

	Years Ended December 31,
	2021	2022	2023
PRC income tax rate	25.00%	25.00%	25.00%
Expenses not deductible for income tax purposes	(26.45)%	10.69%	0.00%
Losses not deductible for income tax purposes	(0.81)%	31.12%	(35.50)%
Valuation allowance of deferred tax assets	2.16%	(67.26)%	8.97%
Different tax rate of subsidiary operation in other jurisdiction	(0.71)%	4.78%	(0.04)%
Additional payments for previous year's corporate income taxes			14.01%
Effective income tax rate	-0.81%	4.33%	12.44%

The principal components of the deferred income tax asset and liabilities are as follows:

	As of December 31,
	2022	2023	2023
	RMB	RMB	USD
Deferred tax assets:
Accrued expenses	—	—	—
Tax loss carry forward	36,182,919	28,747,826	4,049,047
Gross deferred tax assets	36,182,919	28,747,826	4,049,047
Valuation allowance	(36,182,919)	(28,747,826)	(4,049,047)
Net deferred tax assets	—	—	—

Movement of the valuation allowance is as follows:

	As of December 31,
	2021	2022	2023	2023
	RMB	RMB	RMB	USD
Balance as of January 1	63,563,642	56,542,077	36,182,919	5,096,258
Additions (utilization)	(6,223,503)	6,799,359	(1,936,931)	(272,811)
Write-offs	(798,062)	(27,158,517)	(5,498,162)	(774,400)
Balance as of December 31	56,542,077	36,182,919	28,747,826	4,049,047

The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will be more likely than not realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses and forecasts of future profitability. These assumptions require significant judgment and the forecasts of future taxable income are consistent with the plans and estimates the Group is using to manage the underlying businesses. Valuation allowances are established for deferred tax assets based on a more likely than not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the future periods provided for in the tax law. As of December 31, 2023, operating loss carried forward amounted to RMB118.8million for the PRC and Hong Kong income tax purposes. The loss carrying forward expired from 2021. Valuation allowance of RMB36,182,919 and RMB28,747,826 was recorded as of December 31, 2022 and 2023 for the entities that are not more likely than not to realize the net operating loss carry forward.

Undistributed earnings of the Company’s PRC subsidiaries of approximately RMB595.1 million at December 31, 2023 are considered to be indefinitely reinvested and, accordingly, no provision for PRC dividend withholding tax has been provided thereon. Upon distribution of those earnings, in the form of dividends or otherwise, the Group would be subject to the then applicable PRC tax laws and regulations. The amounts of unrecognized deferred tax liabilities for these earnings are in the range of RMB29.8 million to RMB59.5 million, as the withholding tax rate of the profit distribution will be 5% or 10% depending upon whether the immediate offshore companies can enjoy the preferential withholding tax rate of 5%.

Aggregate undistributed earnings of the Company’s VIEs and its VIEs’ subsidiaries located in the PRC that are available for distribution to the Company were nil as of December 31, 2023. A deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting amounts over tax basis amount in domestic subsidiaries. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means. The Company has not recorded any such deferred tax liability attributable to the undistributed earnings of its financial interest in VIEs because it believes such excess earnings can be distributed in a manner that would not be subject to income tax.

The Group has made its assessment of the level of tax authority for each tax position (including the potential application of interest and penalties) based on the technical merits, and has measured the unrecognized tax benefits associated with the tax positions.

The Group does not anticipate any significant increases or decreases to its liability for unrecognized tax benefits within the next 12 months. According to PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB0.1 million is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is 10 years. There is no statute of limitations in the case of tax evasion.